ABSC 2004-HE9
Credit Suisse First Boston
852 records
Balance: 51,662,856

Selection Criteria: Second Liens
Table of Contents

1.

Principal Balance at Origination

2.

Remaining Principal Balance

3.

Fico Scores

4.

Original Term

5.

Remaining Term

6.

Property Type

7.

Occupancy Status

8.

Loan Purpose

9.

Original Loan to Value Ratio

10.

Geographic Distribution By Balance

11.

Documentation

12.

Mortgage Rate

13.

Maximum Rate

14.

Gross Margin

15.

First Rate Adjustment Date

16.

Original Number of Months to Expiration Of Prepayment Penalty Term

17.

Loan Type

18.

Credit Grade

19.

Lien Position

1. Principal Balance at Origination

Principal Balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
1 - 25,000	86	$1,778,488.00	3.44%	638	99.43%	11.028%	99.04%	39.29%
25,001 - 50,000	294	10,874,826.00	21.05	657	99.60	10.706	97.65	40.74
50,001 - 75,000	234	14,475,885.00	28.02	665	99.53	10.301	98.75	42.10
75,001 - 100,000	140	12,129,011.00	23.48	674	99.31	10.081	96.54	40.14
100,001 - 125,000	60	6,697,056.00	12.96	669	99.79	10.358	94.98	41.90
125,001 - 150,000	26	3,609,500.00	6.99	676	98.31	9.920	96.19	39.70
150,001 - 175,000	7	1,122,632.00	2.17	675	100.00	10.093	100.00	44.27
175,001 - 200,000	5	978,000.00	1.89	717	97.98	10.387	79.56	34.32
Total:	852	$51,665,398.00	100.00%	667	99.42%	10.337%	97.01%	40.96%

Mimimum Original Balance: 14,920.00
Maximum Original Balance: 200,000.00
Average Original Balance: 60,640.14

2. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
1 - 25,000	86	$1,778,470.69	3.44%	638	99.43%	11.028%	99.04%	39.29%
25,001 - 50,000	294	10,874,230.87	21.05	657	99.60	10.706	97.65	40.74
50,001 - 75,000	234	14,475,083.93	28.02	665	99.53	10.301	98.75	42.10
75,001 - 100,000	140	12,128,334.38	23.48	674	99.31	10.081	96.54	40.14
100,001 - 125,000	60	6,696,744.33	12.96	669	99.79	10.358	94.98	41.90
125,001 - 150,000	26	3,609,500.00	6.99	676	98.31	9.920	96.19	39.70
150,001 - 175,000	7	1,122,566.83	2.17	675	100.00	10.093	100.00	44.27
175,001 - 200,000	5	977,924.71	1.89	717	97.98	10.387	79.56	34.32
Total:	852	$51,662,855.74	100.00%	667	99.42%	10.337%	97.01%	40.96%

Mimimum Remaining Balance: 14,914.53
Maximum Remaining Balance: 200,000.00
Average Remaining Balance: 60,637.15

3. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
526 - 550	3	$147,100.00	0.28%	537	100.00%	10.821%	100.00%	43.27%
551 - 575	5	385,175.00	0.75	562	98.86	10.294	100.00	38.50
576 - 600	77	3,721,953.78	7.20	590	99.66	11.333	100.00	42.36
601 - 625	114	5,752,465.83	11.13	614	99.38	11.013	99.25	42.95
626 - 650	175	9,830,091.18	19.03	639	99.44	10.629	98.86	40.80
651 - 675	187	11,727,929.45	22.70	663	99.65	10.270	97.32	41.99
676 - 700	110	7,459,586.16	14.44	686	98.76	9.968	97.90	39.98
701 - 725	88	6,069,622.04	11.75	710	99.27	9.646	91.53	39.49
726 - 750	49	3,058,952.30	5.92	735	99.58	9.863	92.76	40.24
751 - 775	34	2,647,880.00	5.13	761	100.00	9.912	95.35	37.80
776 - 800	8	810,600.00	1.57	785	100.00	10.151	92.35	41.84
801 - 825	2	51,500.00	0.10	803	97.23	9.303	100.00	34.70
Total:	852	$51,662,855.74	100.00%	667	99.42%	10.337%	97.01%	40.96%

Minimum FICO: 532
Maximum FICO: 804
WA FICO: 667

4. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
120.001 - 180.000	850	$51,561,967.17	99.80%	667	99.42%	10.335%	97.00%	40.95%
180.001 - 240.000	2	100,888.57	0.20	646	96.26	11.402	100.00	48.23
Total:	852	$51,662,855.74	100.00%	667	99.42%	10.337%	97.01%	40.96%

Minimum Original Term: 180
Maximum Original Term: 240
WA Original Term: 180

5. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
<= 180	850	$51,561,967.17	99.80%	667	99.42%	10.335%	97.00%	40.95%
181 - 348	2	100,888.57	0.20	646	96.26	11.402	100.00	48.23
Total:	852	$51,662,855.74	100.00%	667	99.42%	10.337%	97.01%	40.96%

Minimum Remaining Term: 175
Maximum Remaining Term: 237
WA Remaining Term: 178

6. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
Single Family Detached	599	$36,349,343.38	70.36%	665	99.54%	10.309%	97.84%	40.66%
PUD SF Detached	97	6,213,250.23	12.03	664	98.74	10.631	92.12	42.54
Condominium	101	5,754,276.47	11.14	670	99.59	10.159	95.92	41.00
Duplex	22	1,632,507.54	3.16	690	99.18	10.333	100.00	43.23
PUD Project Attached	31	1,590,228.12	3.08	676	99.45	10.508	97.79	39.77
Triplex	2	123,250.00	0.24	708	93.44	10.031	100.00	35.62
Total:	852	$51,662,855.74	100.00%	667	99.42%	10.337%	97.01%	40.96%

7. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
Primary Residence	831	$50,116,906.17	97.01%	666	99.44%	10.325%	100.00%	41.10%
Second Home	21	1,545,949.57	2.99	703	98.61	10.733	0.00	36.66
Total:	852	$51,662,855.74	100.00%	667	99.42%	10.337%	97.01%	40.96%

8. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
Purchase	712	$42,583,391.34	82.43%	671	99.73%	10.309%	96.94%	40.81%
Refinance - Cash Out	114	7,547,772.19	14.61	651	97.85	10.465	96.77	41.78
Refinance - Rate/Term	26	1,531,692.21	2.96	640	98.59	10.507	100.00	41.17
Total:	852	$51,662,855.74	100.00%	667	99.42%	10.337%	97.01%	40.96%

9. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
60.001 - 70.000	1	$150,000.00	0.29%	685	64.30%	9.750%	100.00%	38.00%
80.001 - 90.000	16	762,550.00	1.48	664	89.25	10.337	97.77	43.09
90.001 - 100.000	835	50,750,305.74	98.23	667	99.67	10.339	96.99	40.94
Total:	852	$51,662,855.74	100.00%	667	99.42%	10.337%	97.01%	40.96%

Minimum Original Loan-to-Value Ratio: 64.30
Maximum Original Loan-to-Value Ratio: 100.00
Weighted Average Original Loan-to-Value Ratio: 99.42

10. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
California	411	$31,168,750.57	60.33%	671	99.35%	9.966%	97.92%	40.38%
Texas	65	2,742,808.00	5.31	660	99.90	10.651	94.90	39.15
Maryland	40	2,092,660.00	4.05	655	99.93	10.968	100.00	41.88
Virginia	35	1,815,573.00	3.51	658	99.11	10.810	100.00	44.69
New York	26	1,811,893.85	3.51	680	98.85	11.452	100.00	42.77
Florida	37	1,784,797.03	3.45	680	99.27	10.742	92.76	39.59
Illinois	28	1,362,755.03	2.64	675	99.88	10.422	100.00	44.12
Arizona	25	1,260,171.41	2.44	677	99.02	10.854	81.40	41.04
Nevada	20	1,114,073.80	2.16	668	99.69	11.595	68.35	41.75
Other	165	6,509,373.05	12.60	645	99.58	10.894	99.39	42.28
Total:	852	$51,662,855.74	100.00%	667	99.42%	10.337%	97.01%	40.96%

Total Number Of States Represented:: 39

11. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
Streamlined-Stated (PITI Verified)	406	$25,789,609.62	49.92%	681	99.71%	10.559%	97.05%	41.39%
Full Documentation	320	17,214,913.66	33.32	653	99.79	10.088	98.12	41.73
Limited Documentation	53	3,621,487.00	7.01	657	99.49	10.001	96.69	37.50
Lite Documentation	42	3,055,575.07	5.91	650	97.11	10.268	92.15	37.26
Full Alternative Documentation	19	1,377,220.39	2.67	648	98.82	10.306	93.97	39.43
Stated Documentation	12	604,050.00	1.17	667	89.06	10.433	97.19	43.83
Total:	852	$51,662,855.74	100.00%	667	99.42%	10.337%	97.01%	40.96%

12. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
7.501 - 8.000	1	$85,000.00	0.16%	703	100.00%	8.000%	100.00%	46.00%
8.001 - 8.500	41	2,922,079.32	5.66	712	99.49	8.433	97.13	40.72
8.501 - 9.000	73	4,506,229.39	8.72	689	99.62	8.898	97.04	37.50
9.001 - 9.500	71	4,751,289.08	9.20	677	99.46	9.453	95.11	38.12
9.501 - 10.000	184	12,384,413.49	23.97	681	99.06	9.905	98.77	41.17
10.001 - 10.500	129	8,065,378.61	15.61	656	99.70	10.442	99.46	42.57
10.501 - 11.000	179	11,164,193.92	21.61	653	99.44	10.867	95.51	41.15
11.001 - 11.500	31	1,208,700.00	2.34	647	100.00	11.354	100.00	42.90
11.501 - 12.000	44	2,148,800.16	4.16	639	98.97	11.930	100.00	43.66
12.001 - 12.500	28	1,306,193.43	2.53	634	99.23	12.250	100.00	42.69
12.501 - 13.000	70	3,093,016.94	5.99	640	99.75	12.869	87.11	41.46
13.001 - 13.500	1	27,561.40	0.05	596	100.00	13.125	100.00	36.00
Total:	852	$51,662,855.74	100.00%	667	99.42%	10.337%	97.01%	40.96%

Minimum Rate: 8.000
Maximum Rate: 13.125
WA Rate: 10.337

13. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
<= 0.000	852	$51,662,855.74	100.00%	667	99.42%	10.337%	97.01%	40.96%
Total:	852	$51,662,855.74	100.00%	667	99.42%	10.337%	97.01%	40.96%

Minimum Maximum Rate: 0.000
Maximum Maximum Rate: 0.000
WA Maximum Rate: 0.000

14. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
<= 0.000	852	$51,662,855.74	100.00%	667	99.42%	10.337%	97.01%	40.96%
Total:	852	$51,662,855.74	100.00%	667	99.42%	10.337%	97.01%	40.96%

Minimum Gross Margin: 0.000
Maximum Gross Margin: 0.000
WA Gross Margin: 0.0000

15. First Rate Adjustment Date

First Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
0000-00	852	$51,662,855.74	100.00%	667	99.42%	10.337%	97.01%	40.96%
Total:	852	$51,662,855.74	100.00%	667	99.42%	10.337%	97.01%	40.96%

16. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
0 - 0	334	$19,067,434.69	36.91%	668	99.59%	10.640%	95.99%	40.92%
7 - 12	22	1,332,825.57	2.58	674	99.59	10.184	98.05	40.70
13 - 24	268	18,115,408.41	35.06	667	99.33	10.010	98.12	40.88
25 - 36	228	13,147,187.07	25.45	664	99.27	10.365	96.84	41.16
Total:	852	$51,662,855.74	100.00%	667	99.42%	10.337%	97.01%	40.96%

17. Loan Type

Loan Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
Balloon(30/15)	816	$49,732,636.79	96.26%	667	99.42%	10.321%	96.95%	40.87%
Fixed - 15Yr	34	1,829,330.38	3.54	666	99.45	10.723	98.50	43.24
Fixed - 20Yr	2	100,888.57	0.20	646	96.26	11.402	100.00	48.23
Total:	852	$51,662,855.74	100.00%	667	99.42%	10.337%	97.01%	40.96%

18. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
A	209	$11,259,865.56	21.79%	626	99.16%	10.781%	100.00%	42.24%
AA	559	36,095,371.53	69.87	687	99.60	10.118	95.72	40.46
A-	84	4,307,618.65	8.34	604	98.52	11.017	100.00	41.81
Total:	852	$51,662,855.74	100.00%	667	99.42%	10.337%	97.01%	40.96%

19. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
Second Lien	852	$51,662,855.74	100.00%	667	99.42%	10.337%	97.01%	40.96%
Total:	852	$51,662,855.74	100.00%	667	99.42%	10.337%	97.01%	40.96%

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Oct 26, 2004 17:28

Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.